UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
December 30, 2015 (October 15, 2015)

Moody National REIT II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-198305	47-1436295
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6363 Woodway Drive, Suite 110

Houston, Texas 77057

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (713) 977-7500

Not applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01        Financial Statements and Exhibits.

On October 21, 2015, Moody National REIT II, Inc. (the “Company”) filed a Current Report on Form 8-K reporting the Company’s acquisition of a hotel property located in Austin, Texas, commonly known as the Residence Inn Austin University Area (the “Residence Inn Austin Hotel”). The Company is filing this Current Report on Form 8-K/A in order to amend the Current Report on Form 8-K filed on October 21, 2015 to provide the required financial information related to the Company’s acquisition of the Residence Inn Austin Hotel.

(a)	Financial Statements of Business Acquired

Mueller Hospitality, LP

(b)	Pro Forma Financial Information

Moody National REIT II, Inc.

Unaudited Pro Forma Consolidated Financial Information	F-11

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2015	F-12

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015	F-13

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014	F-14

Notes to Unaudited Pro Forma Consolidated Financial Information	F-15

(c)	Shell Company Transactions

Not applicable

(d)	Exhibits

None

INDEPEPENDENT AUDITORS’ REPORT

To the Board of Directors

Moody National REIT II, Inc.

We have audited the accompanying financial statements of Mueller Hospitality, LP, which comprise the balance sheets as of September 30, 2015 and December 31, 2014, and the related statements of operations, owners’ equity, and cash flows for the nine months ended September 30, 2015 and the year ended December 31, 2014 and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Mueller Hospitality, LP as of September 30, 2015 and December 31, 2014, and the results of its operations and its cash flows for the nine months ended September 30, 2015 and the year ended December 31, 2014 in accordance with U.S. generally accepted accounting principles.

/s/ Frazier & Deeter, LLC

Atlanta, Georgia

December 30, 2015

F-1

MUELLER HOSPITALITY, LP

BALANCE SHEETS

SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

	September 30, 2015	December 31, 2014

ASSETS
Investments in hotel property, net	$14,627,421	$15,046,623
Cash and cash equivalents	1,149,211	600,789
Guest receivables	33,163	27,487
Tenant receivables	335,850	82,000
Prepaid expenses and other assets	12,489	23,595
Deferred costs, net of accumulated amortization of $21,328 as of September 30, 2015 and $10,827 as of December 31, 2014	288,797	299,298
TOTAL ASSETS	$16,446,931	$16,079,792

LIABILITIES AND OWNERS’ EQUITY

LIABILITIES
Accounts payable and accrued expenses	$855,527	$727,983
Due to partners	805,874	875,926
Notes payable	11,281,173	11,461,643
Total liabilities	12,942,574	13,065,552

OWNERS’ EQUITY	3,504,357	3,014,240

TOTAL LIABILITIES AND OWNERS’ EQUITY	$16,446,931	$16,079,792

See accompanying notes to financial statements.

F-2

MUELLER HOSPITALITY, LP

 STATEMENTS OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2015 AND

YEAR ENDED DECEMBER 31, 2014

	Nine months ended September 30, 2015	Year ended December 31, 2014

REVENUE
Rooms	$3,850,016	$4,013,888
Other	65,650	78,673
Total revenue	3,915,666	4,092,561

EXPENSES
Salaries and wages	540,583	673,415
Rooms	187,733	297,992
Food and beverage	96,278	115,504
Franchise fees	304,873	327,872
Administrative and general	255,801	303,653
Management fee	117,470	186,735
Repair and maintenance	131,195	110,984
Utilities	148,805	192,342
Taxes, insurance, and rentals	216,483	349,862
Depreciation and amortization	695,502	886,987
Total expenses	2,694,723	3,445,346

OPERATING INCOME	1,220,943	647,215

OTHER EXPENSES
Interest expense	(508,947)	(793,072)

NET INCOME (LOSS)	$711,996	$(145,857)

See accompanying notes to financial statements.

F-3

MUELLER HOSPITALITY, LP

 STATEMENTS OF OWNERS’ EQUITY

NINE MONTHS ENDED SEPTEMBER 30, 2015 AND

YEAR ENDED DECEMBER 31, 2014

BALANCE, December 31, 2013	$3,475,334

Capital contributions	101,374

Capital distributions	(416,611)

Net loss	(145,857)

BALANCE, December 31, 2014	3,014,240

Capital distributions	(221,879)

Net income	711,996

BALANCE, September 30, 2015	$3,504,357

See accompanying notes to financial statements.

F-4

MUELLER HOSPITALITY, LP

 STATEMENTS OF CASH FLOWS

 NINE MONTHS ENDED SEPTEMBER 30, 2015 AND

YEAR ENDED DECEMBER 31, 2014

	Nine months ended September 30, 2015	Year ended December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$711,996	$(145,857)
Adjustments to reconcile net income (loss) to net cash
provided by operating activities:
Depreciation	692,982	872,129
Amortization of deferred loan costs	10,501	10,827
Changes in assets and liabilities:
Guest receivables	(5,676)	(27,487)
Tenant receivables	(253,850)	(82,000)
Prepaid expenses and other assets	11,106	(21,584)
Accounts payable and accrued expenses	127,544	560,930
Net cash provided by operating activities	1,294,603	1,166,958

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sale of property	—	41,272
Investment in hotel property	(273,780)	(225,880)
Net cash used in investing activities	(273,780)	(184,608)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds of notes payable	—	11,562,629
Repayments of notes payable	(180,470)	(10,426,513)
Payment of deferred financing costs	—	(96,926)
Due to partners	(70,052)	(1,125,666)
Capital contributions	—	101,374
Capital distributions	(221,879)	(416,611)
Net cash used in financing activities	(472,401)	(401,713)

NET CHANGE IN CASH AND CASH EQUIVALENTS	548,422	580,637

CASH AND CASH EQUIVALENTS, beginning of period	600,789	20,152

CASH AND CASH EQUIVALENTS, end of period	$1,149,211	$600,789

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest	$499,885	$764,668

See accompanying notes to financial statements.

F-5

MUELLER HOSPITALITY, LP

NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION

The Residence Inn Austin University Area (the “Residence Inn Austin Hotel”) is a 112-room hotel property located in Austin, Texas which began principal operations on January 14, 2014. The Residence Inn Austin Hotel was developed, constructed and, until October 15, 2015, owned by Mueller Hospitality, LP, a Texas limited partnership (the “Partnership”).

These financial statements of the Partnership have been prepared for the purpose of complying with the provisions of Article 8-04 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to acquired businesses to be included with certain filings with the SEC.

2.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting periods. Significant estimates include the valuation of guest receivables and useful lives of real estate assets for purposes of determining depreciation. Actual results could differ from those estimates.

Investments in Hotel Property

Investments in hotel property are stated at cost. Major renovations and purchases of equipment are capitalized. Maintenance and repairs are charged to expense as incurred.

Depreciation of investments in hotel property is computed using the straight-line and accelerated methods over the estimated useful lives of the related assets as follows:

Building and improvements	15 – 39 years
Furniture and fixtures	5 years

Depreciation expense for the nine months ended September 30, 2015 was $692,982 and for the year ended December 31, 2014 was $872,129.

F-6

MUELLER HOSPITALITY, LP

NOTES TO FINANCIAL STATEMENTS

Impairment of Long-Lived Assets

Management monitors events and changes in circumstances indicating that the carrying amounts of the real estate assets may not be recoverable. When such events or changes in circumstances are present, management assesses potential impairment by comparing estimated future undiscounted cash flows expected to be generated over the life of the asset and from its eventual disposition, to the carrying amount of the asset. In the event that the carrying amount exceeds the estimated future undiscounted cash flows, the Partnership recognizes an impairment loss to adjust the carrying amount of the asset to its estimated fair value for assets held for use and fair value less costs to sell for assets held for sale. Fair values are determined by management utilizing cash flow models and market discount rates, or by obtaining third-party broker estimates or appraisals in accordance with the fair value measurements policy. There were no such impairment losses for the nine months ended September 30, 2015 or the year ended December 31, 2014.

Deferred Costs

Deferred costs consist of deferred loan costs and franchise costs. Deferred financing fees are recorded at cost and are amortized to interest expense using a method that approximates the effective interest method over the life of the related debt. The deferred franchise costs are recorded at cost and amortized over the term of the franchise contract on a straight-line basis. Accumulated amortization of deferred costs was $21,328 and $10,827 as of September 30, 2015 and December 31, 2014, respectively. Expected future amortization of deferred loan costs and franchise costs is as follows:

Twelve Months ending September 30,	Total	Loan Costs	Franchise Costs
2016	$14,092	$10,592	$3,500
2017	14,092	10,592	3,500
2018	14,092	10,592	3,500
2019	14,092	10,592	3,500
Thereafter	232,429	183,283	49,146
Total	$288,797	$225,651	$63,146

Cash and Cash Equivalents

All highly liquid investments with original maturities of three months or less are considered to be cash equivalents.

Revenue Recognition

Hotel revenues, including room and ancillary revenues such as long-distance telephone service and laundry, are recognized when services have been rendered.

The Partnership is required to collect certain taxes from customers on behalf of government agencies and remit these back to the applicable governmental entity on a periodic basis. These taxes are collected from customers at the time of purchase, but are not included in revenue. The Partnership records a liability upon collection from the customer and relieves the liability when payments are remitted to the applicable governmental agency.

Guest Receivables

Guest receivables include hotel guests and corporate customers. Management maintains an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make required payments. Balances that remain outstanding after the Partnership has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. There was no allowance for doubtful accounts as of September 30, 2015 and December 31, 2014.

F-7

MUELLER HOSPITALITY, LP

NOTES TO FINANCIAL STATEMENTS

Tenant Receivables

Tenant receivables consist of amounts due from retail tenants of the Residence Inn Austin Hotel. Management maintains an allowance for doubtful accounts for estimated losses resulting from the inability of the tenant to make required payments. Balances that remain outstanding after the Partnership has used reasonable collection efforts are written off through a charge to the allowance for doubtful accounts and a credit to accounts receivable. There was no allowance for doubtful accounts as of September 30, 2015 and December 31, 2014. Retail tenants have been provided tenant improvement allowances to build out their leased spaces. The tenants had not moved into the premises as of September 30, 2015.

Income Taxes

The Partnership is organized using a limited partnership structure. Taxable income and deductions are reported by the partners. The partners are not tax paying entities under the existing provisions of the Internal Revenue Code of 1986, as amended. Income and losses of the Partnership flow through to the partners. Accordingly, no provision has been made for federal and state income taxes in the accompanying financial statements.

Management has reviewed tax positions under GAAP guidance that clarify the relevant criteria and approach for the recognition and measurement of uncertain tax positions. The guidance prescribes a recognition threshold and measurement attribute for the financial statement recognition of a tax position taken, or expected to be taken, in a tax return. A tax position may only be recognized in the financial statements if it is more likely than not that the tax position will be sustained upon examination. The Partnership has no material uncertain tax positions as of September 30, 2015 and December 31, 2014.

Franchise Fees

As of September 30, 2015, the Residence Inn Austin Hotel operated under a franchise agreement with Marriott International, Inc. (“Marriott”) with an initial term of 20 years. The franchise agreement allowed the Residence Inn Austin Hotel to operate under the Residence Inn brand. Pursuant to the franchise agreement, the Partnership paid Marriott a franchise fee of 5.5% of gross room revenues and a marketing fee of 2.5% of gross room revenues. The Partnership incurred franchise fee expense of $304,873 for the nine months ended September 30, 2015 and $327,872 for the year ended December 31, 2014.

Fair Value of Financial Assets and Liabilities

Financial assets and liabilities with carrying amounts approximating fair value include cash and cash equivalents, guest receivables, tenant receivables and accounts payable. The carrying amounts of these financial assets and liabilities approximate fair value because of their short maturities. The carrying amount of the Partnership’s notes payable approximate their fair value. The fair values of the notes payable were based upon management’s best estimate of interest rates that would be available for similar debt obligations as of September 30, 2015 and December 31, 2014.

The accounting guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The accounting standard establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include Level 1, defined as observable inputs, such as quoted prices in active markets; Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions. The fair value of notes payable was determined using Level 2 inputs.

F-8

MUELLER HOSPITALITY, LP

NOTES TO FINANCIAL STATEMENTS

3.     INVESTMENTS IN HOTEL PROPERTY

Investment in hotel property consists of the following:

	September 30, 2015	December 31, 2014
Land	$1,923,523	$1,923,523
Building and improvements	11,250,010	11,050,010
Furniture and fixtures	3,019,000	2,945,220
Investments in hotel property	16,192,533	15,918,753
Less accumulated depreciation	(1,565,112)	(872,130)
Investments in hotel property, net	$14,627,421	$15,046,623

4.     NOTES PAYABLE

As of September 30, 2015 and December 31, 2014, the Partnership’s notes payable consisted of the following:

	Principal as of September 30, 2015	Principal as of December 31, 2014	Interest Rate at September 30, 2015	Maturity Date

Wells Fargo Bank (1)	$3,325,737	$3,422,790	5.52%	March 1, 2034
Toyota Finance Trust	32,609	38,853	5.03%	September 2. 2019
Herring Bank (2)	7,922,827	8,000,000	5.50%	October 1, 2039
Total	$11,281,173	$11,461,643

(1)	The Wells Fargo Bank loan is guaranteed by the Small Business Administration, secured by the Residence Inn Austin Hotel, and due in monthly installments of principal and interest of $25,953.

(2)	Interest only was payable on the Herring Bank loan through April 1, 2015. Thereafter, the loan is due in monthly installments of principal and interest of $49,987. The interest rate adjusts on April 1, 2021 and the note is secured by the Residence Inn Austin Hotel.

Maturities of notes payable as of September 30, 2015 are as follows:

Twelve Months ending September 30,
2016	$303,039
2017	323,723
2018	341,048
2019	359,753
2020	372,129
Thereafter	9,581,481
Total	$11,281,173

F-9

MUELLER HOSPITALITY, LP
NOTES TO FINANCIAL STATEMENTS

5.     DUE TO PARTNERS

The Partnership owed two partners $805,874 and $875,926 as of September 30, 2015 and December 31, 2014, respectively, for amounts advanced to the Partnership. The advances were primarily for excess construction costs incurred. The interest rate at September 30, 2015 was approximately 6.50%. The advances are payable on demand.

6.     MANAGEMENT FEES

Under a management agreement with Intermountain Management, L.L.C. (the “Management Agreement”), the Partnership incurred property management fees totaling $117,470 for the nine months ended September 30, 2015 and $186,735 for the year ended December 31, 2014, which amounts were equal to 3.0% of the Partnership’s gross revenues (as defined in the Management Agreement) and $1,500 per month for accounting and payroll services. The Management Agreement had a term that expired in 2019. The owner of the Residence Inn Austin Hotel had the right to terminate the Management Agreement upon the sale of the hotel and would be liable for a termination payment equal to the sum of the management fees for the prior twelve-month period. The Management Agreement was terminated on October 15, 2015 and no termination fee was payable.

The Partnership also paid Gentry Mills Capital, LLC and NT Capital, LLC, related entities, asset management fees of $0 for the nine months ended September 30, 2015 and $60,000 for the year ended December 31, 2014.

7.     COMMITMENTS AND CONTINGENCIES

The Partnership is subject to various legal proceedings and claims that arise in the ordinary course of business. The Partnership believes that the final outcome of known matters will not have a material adverse effect on the financial position, results of operations, or cash flows of the Partnership.

8.     SIGNIFICANT CONCENTRATIONS

Financial instruments that potentially subject the Partnership to concentrations of credit risk consist principally of cash deposits resulting from daily operations. The Partnership has a concentration of credit risk represented by cash balances in certain large commercial banks in amounts that occasionally exceed current federal deposit insurance limits. The financial condition of the institutions are periodically assessed and management believes the risk of loss is minimal.

9.     SUBSEQUENT EVENTS

On October 15, 2015, Moody National REIT II, Inc. (“Moody REIT”) acquired the Residence Inn Austin Hotel from third-party owners through Moody National Lancaster-Austin Holding, LLC, Moody REIT’s indirect wholly owned subsidiary (“Moody Holding”). Moody REIT owns a 100% interest in Moody Holding through Moody REIT’s operating partnership. The aggregate purchase price paid by Moody Holding for the Residence Inn Austin Hotel was $25,500,000, excluding closing costs. Moody Holding financed the purchase price for the Residence Inn Austin Hotel with (1) proceeds from Moody REIT’s ongoing public stock offering, and (2) the proceeds of a mortgage loan with an original principal amount of $16,575,000 secured by the Residence Inn Austin Hotel. The notes payable described in Note 4 were paid in full and the Management Agreement described in Note 5 was terminated at the close of the sale of the Residence Inn Austin Hotel.

F-10

MOODY NATIONAL REIT II, INC.

Unaudited Pro Forma Consolidated Financial Information

On October 15, 2015, Moody National REIT II, Inc. (the “Company”) acquired the Residence Inn Austin, a 112-room hotel property located in Austin, Texas (the “Residence Inn Austin Hotel”) through Moody National Lancaster-Austin Holding, LLC, the Company’s wholly-owned subsidiary (“Moody Holding”). The Company owns a 100% interest in Moody Holding through the Company’s operating partnership. The aggregate purchase price paid by Moody Holding for the Residence Inn Austin Hotel was $25,500,000, plus closing costs. The Company funded the purchase price of the Residence Inn Austin Hotel with proceeds from the Company’s ongoing public stock offering and a mortgage loan of $16,575,000 secured by the Residence Inn Austin Hotel.

The following unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2015 and the year ended December 31, 2014 are presented as if the Company had acquired the Residence Inn Austin Hotel on January 1, 2014. This unaudited pro forma consolidated financial information should be read in conjunction with the Company’s historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2015 and the Company’s Registration Statement on Form S-11 (file no. 333-198305) declared effective by the Securities and Exchange Commission on January 20, 2015 (the “Registration Statement”) for the year ended December 31, 2014. This pro forma information is not necessarily indicative of what the Company’s actual results of operations would have been had the Company’s acquisition of the Residence Inn Austin Hotel occurred on or been in effect during the periods indicated, nor is it necessarily indicative of the Company’s future results. In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transaction have been made.

F-11

MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2015

	September 30, 2015 (a)	Pro Forma Adjustments (b)	Pro Forma September 30, 2015

ASSETS
Investment in hotel properties, net	$—	$25,500,000	$25,500,000
Cash and cash equivalents	4,335,774	(4,045,195)	290,579
Earnest money and deposits	1,778,250	(1,778,250)	—
Deferred costs	—	325,000	325,000
Total Assets	$6,114,024	$20,001,555	$26,115,579

LIABILITIES AND EQUITY
Liabilities:
Note payable	$—	$16,575,000	$16,575,000
Accounts payable and accrued expenses	1,509	—	1,509
Due to related parties	823,445	3,426,555	4,250,000
Dividends payable	32,442	—	32,442
Total Liabilities	857,396	20,001,555	20,858,951

Special Limited Partnership Interests	1,000	—	1,000

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized; no shares issued and outstanding	—	—	—
Convertible stock, $0.01 par value per share; 1,000 shares authorized; no shares issued and outstanding	—	—	—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 260,373 and 8,000 shares issued and outstanding at September 30, 2015 and December 31, 2014, respectively	2,604	—	2,604
Additional paid-in capital	5,356,031	—	5,356,031
Accumulated deficit and distributions	(103,007)	—	(103,007)
Total stockholders’ equity	5,255,628	—	5,255,628
TOTAL LIABILITIES AND EQUITY	$6,114,024	$20,001,555	$26,115,579

See accompanying notes to unaudited pro forma consolidated financial statements.

F-12

MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

NINE MONTHS ENDED SEPTEMBER 30, 2015

	Historical Moody National REIT II, Inc. As Reported (a)	Acquisition of Residence Inn Austin Hotel (b)	Pro Forma Adjustments		Pro Forma

Revenue
Room revenue	$—	$3,850,016	$—		$3,850,016
Other hotel revenue	—	65,650	—		65,650
Total revenue	—	3,915,666	—		3,915,666

Expenses
Hotel operating expenses	—	1,782,738	—		1,782,738
Property taxes, insurance and other	—	216,483	—		216,483
Depreciation and amortization	—	695,502	(195,690)	(c)	499,812
Property acquisition	—	—	—	(d)	—
Corporate general and administrative	45,392	—	—		45,392
Total expenses	45,392	2,694,723	(195,690)		2,544,425

Operating income (loss)	(45,392)	1,220,943	195,690		1,371,241

Interest expense and amortization of deferred loan costs	—	508,947	70,204	(e)	579,151
Net income (loss) attributable to common stockholders	$(45,392)	$711,996	$125,486		$792,090

Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.81)				$3.58

Weighted average common shares outstanding – basic and diluted	55,856		165,544	(f)	221,400

See accompanying notes to unaudited pro forma consolidated financial statements.

F-13

MOODY NATIONAL REIT II, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2014

	Historical Moody National REIT II, Inc. As Reported (a)	Acquisition of Residence Inn Austin Hotel (b)	Pro Forma Adjustments		Pro Forma

Revenue
Room revenue	$—	$4,013,888	$—		$4,013,888
Other hotel revenue	—	78,673	—		78,673
Total revenue	—	4,092,561	—		4,092,561

Expenses
Hotel operating expenses	—	2,208,497	—		2,208,497
Property taxes, insurance and other	—	349,862	—		349,862
Depreciation and amortization	—	886,987	(220,570)	(c)	666,417
Property acquisition	—	—	450,000	(d)	450,000
Corporate general and administrative	2,376	—	—		2,376
Total expenses	2,376	3,445,346	229,430		3,677,152

Operating income (loss)	(2,376)	647,215	(229,430)		415,409

Interest expense and amortization of deferred loan costs	—	793,072	(18,750)	(e)	774,322
Net loss attributable to common stockholders	$(2,376)	$(145,857)	$(210,680)		$(358,913)

Net loss per share attributable to common stockholders, basic and diluted	$(0.30)				$(1.62)

Weighted average common shares outstanding – basic and diluted	8,000		213,400	(f)	221,400

See accompanying notes to unaudited pro forma consolidated financial statements.

F-14

MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Balance Sheet

a.	Reflects the Company’s historical unaudited balance sheet as of September 30, 2015 derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2015, as filed with the Securities and Exchange Commission on November 16, 2015.

b.	Reflects the acquisition of a 100% interest in the Residence Inn Austin Hotel on October 15, 2015 for $25,500,000. The acquisition was funded with proceeds from the Company’s ongoing public offering and $16,575,000 of debt secured by the Residence Inn Austin Hotel and advances from affiliates.

c.	Depreciation and amortization are computed using the straight-line method based upon the following estimated useful lives:

Description	Allocation	Estimated Useful Life
Land	$4,310,000	—
Buildings and improvements	19,690,000	40 years
Furniture, fixtures, and equipment	1,500,000	9 years
	$25,500,000

Other assets and liabilities were not acquired.

F-15

MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2015

a.	Reflects the Company’s historical operations for the nine months ended September 30, 2015 derived from the Company’s Quarterly Report on Form 10-Q as filed with the Securities and Exchange Commission on November 16, 2015.

b.	Reflects historical operations of the Residence Inn Austin Hotel for the nine months ended September 30, 2015.

c.	Reflects the removal of historical depreciation and amortization expense of $695,502 and the recognition of pro forma depreciation and amortization expense of $499,812. Depreciation for the building is computed using the straight-line method over the estimated useful life of 40 years and for furniture and fixtures is computed using the straight-line method over the useful life of 9 years.

d.	Reflects the recognition of all acquisition costs as if they were incurred as of January 1, 2014.

e.	Reflects the removal of historical interest expense of $508,947 and the recognition of pro forma interest expense $579,151 on purchase money debt of $16,575,000 and amortization of deferred loan costs.

f.	Reflects pro-forma sales of shares necessary to fund purchase of Residence Inn Austin Hotel.

F-16

MOODY NATIONAL REIT II, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2014

a.	Reflects the Company’s historical operations for the period from July 25, 2014, the date it was formed, through December 31, 2014 derived from the Company’s Registration Statement.

b.	Reflects historical operations of the Residence Inn Austin Hotel for the year ended December 31, 2014.

c.	Reflects the removal of historical depreciation and amortization expense of $886,987 and recognition of pro forma depreciation and amortization expense of $666,417. Depreciation for the building is computed using the straight-line method over the estimated useful life of 40 years and for furniture and fixtures is computed using the straight-line method over the useful life of 9 years.

d.	Reflects the recognition of all acquisition costs for the acquisition of the Residence Inn Austin Hotel as if they were incurred as of January 1, 2014.

e.	Reflects the removal of historical interest expense of $793,072 and the recognition of pro forma interest expense $774,322 on purchase money debt of $16,575,000 and amortization of deferred loan costs.

f.	Reflects pro-forma sales of shares necessary to fund purchase of the Residence Inn Austin Hotel.

F-17

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY NATIONAL REIT II, INC.

Date: December 30, 2015	By:	/s/ Brett C. Moody
Brett C. Moody
Chief Executive Officer and President